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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

                Date of Report (Date of Earliest Event Reported):

                                  July 15, 2004

                            MONRO MUFFLER BRAKE, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)




New York                            0-19357                   16-0838627
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(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)




200 Holleder Parkway, Rochester, New York                        14615
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(Address of Principal Executive Offices)                       (Zip Code)




Registrant's telephone number, including area code           (585) 647-6400
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c) The following is a list of exhibits furnished with this Current Report on Form 8-K:

Exhibit No.                Description
-----------                -----------

99.1                       Press Release
                           dated July 15, 2004

Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

On July 15, 2004, the Registrant issued a press release announcing its operating results for the first quarter ended June 26, 2004. A copy of the press release is furnished herewith.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MONRO MUFFLER BRAKE, INC.
                                     -------------------------
                                            (Registrant)






July 16, 2004                        By:  /s/ John W. Van Heel
                                          ------------------------------
                                     John W. Van Heel
                                     Vice President-Finance